Exhibit 10.21

SLA – Digital Core Design

Software License Agreement

Software License Agreement (“AGREEMENT”) between DCD, Digital Core Design, a Bytom corporation with a place of business located at Worclawska 94, Byton 41-903, Poland (“IP SUPPLIER”), and PVI Solutions Inc., a

Petaluma, corporation whose business address is 201 1st St Suite 111, Petaluma, CA 94952, USA (“LICENSEE”).

1.	LICENSE. Upon execution of payment for the SOFTWARE by LICENSEE to IP SUPPLIER, IP SUPPLIER

hereby grants to LICENSEE and LICENSEE accepts, subject to the terms of this AGREEMENT, non-exclusive,

non-transferable, royalty free, and nonassignable Unlimited Design License to use the current version of the

SOFTWARE described in the Schedule I attached hereto (“SOFTWARE”), in an unlimited number of designs.

Use of the SOFTWARE for any design outside the LICENSED SITE listed in the Schedule 2, attached hereto

(“LICENSED SITE”), is prohibited.

2.	CONDITIONS ON USE. The SOFTWARE is for the LICENSEE’S own use inside the LICENSED SITE.

LICENSEE shall not sublicense, distribute, rent, lease, time share, or assign the SOFTWARE or documentation without the prior written approval from IP SUPPLIER, LICENSEE has the right to integrate SOFTWARE with

LICENSEE’S own products inside ASIC, CPLD and FPGA (“CHIPS”), and distribute the CHIPS as a standalone product or components of LICENSEE’s products.

3.	TITLE. Title to the SOFTWARE and accompanying documentation shall remain with IP SUPPLIER. The

SOFTWARE and documentation have to contain unchanged information about IP SUPPLIER rights.

4.	TERM. This AGREEMENT shall commence upon its execution by both LICENSEE and IP SUPPLIER and,

unless sooner terminated pursuant to Section 11, shall continue indefinitely thereafter.

5.	AUTHORIZED USE. This License grants use of the SOFTWARE on the developed design by the LICENSEE

Inside the LICENSED SITE. LICENSEE may copy the SOFTWARE for backup purposes only. LICENSEE agrees to reproduce and incorporate IP SUPPLIER’s trade secrets and copyright notice in all copies. LICENSEE has no other rights to use the SOFTWARE.

6.	CONFIDENTIAL INFORMATION. LICENSEE acknowledges that the IP SUPPLIER asserts that the

SOFTWARE and associated documentation contain confidential and trade secret information of IP SUPPLIER,

LICENSEE agrees to treat as confidential and safeguard the SOFTWARE and all permitted copies thereof, and to restrict access thereto to LICENSEE’s employees having a need for such access and who have been instructed as to its confidential status and not disclose the SOFTWARE, or any properly marked information about its operation, performance, design, or implementation to any other party without written authorization from IP

SUPPLIER. LICENSEE’s obligation with respect to, Section 3, 6, and 7 shall survive any termination of this

AGREEMENT.

7.	OWNERSHIP. IP SUPPLIER represents that, it is the owner of the SOFTWARE and has good title free and clear of any claim, lien, or other encumbrance to the SOFTWARE and has the right to grant LICENSEE a license for its use.

8.	LIMITED WARRANTY ON MEDIA. IP SUPPLIER warrants software magnetic media to be free from defects in materials and workmanship under normal use for ninety (90) days after receipt by LICENSEE. During this 90 day period, LICENSEE may return a defective tape a diskette to IP SUPPLIER and it will be replaced without charge.

9.	DISCLAIMER OF SOFTWARE WARRANTY. IP SUPPLIER warrants that the SOFTWARE was independently developed, and IP SUPPLIER has the right to license and distribute the SOFTWARE to the

LICENSEE as provided herein. IP SUPPLIER also warrants and represents that the SOFTWARE does not infringe the copyright, trade secret, or to the IP SUPPLIER’S knowledge, any patent rights of a third party. IP

SUPPLIER does not warrant that the functions contained in the SOFTWARE will meet LICENSEE’S requirements or operate in the combination that may be selected by the LICENSEE, that the operation of the

SOFTWARE will be uninterrupted or error free. The agents, dealers, and employees of IP SUPPLIER are not authorized to make any modifications to this warranty, or additional warranties binding on IP SUPPLIER about or for this SOFTWARE.

10.	LIMITATION OF LIABILITY. IP SUPPLIER warrants that the SOFTWARE will conform, as to all operational features as listed in Schedule 1, to IP SUPPLIER’s current published specifications on the date of delivery. LICENSEE must notify IP SUPPLIER in writing, within ninety (90) days of delivery of the

SOFTWARE to the LICENSEE, of its claim of a defect. If SOFTWARE is found defective, IP SUPPLIERS’s sole obligation under this warranty is to remedy such defect in a manner consistent with IP SUPPLIER’s regular business practices.

SLA – Digital Core Design

The above is a limited warranty and it is the only warranty made by IP SUPPLIER. IP SUPPLIER MAKES

AND LICENSEE RECEIVES NO OTHER WARRANTY EXPRESS OR IMPLIED AND THERE ARE

EXPRESSLY EXCLUDED ALL WARRANTIES OF NONINFRIGEMENT, MERCHANTABILITY OR

FITNESS FOR ANY PARTICULAR PURPOSE.

IP SUPPLIER’s liability for breach of this AGREEMENT shall be limited to the repair or replacement of the

SOFTWARE or refund any fees paid by LICENSEE to IP SUPPLIER in the preceding twelve (12) months for the the SOFTWARE. IP SUPPLIER SHALL HAVE NO LIABILITY WITH RESPECT TO ITS

OBLIGATIONS UNDER THIS AGREEMENT FOR CONSEQUENTIAL, EXEMPLARY, OR

INCIDENTAL DAMAGES (INCLUDING LOSS OR DAMAGE SUFFERED BY LICENSEE AS A

RESULT OF ANY ACTION BROUGHT BY A THIRD PARTY) EVEN IF IT HAS BEEN ADVISED OF

THE POSSIBILITY OF SUCH DAMAGES. The stated express warranty is in lieu of all liabilities or obligations of IP SUPPLIER for damages arising out of or in connection with the delivery, use, or performance of the SOFTWARE.

LICENSEE agrees that IP SUPPLIER’s liability arising out of contract, negligence, strict liability in tort or warranty shall not exceed any amounts paid by LICENSEE in the preceding twelve (12) months for the

SOFTWARE.

11.	TERMINATION. IP SUPPLIER may terminate this AGREEMENT upon written notice, effective immediately,

if LICENSEE fails to comply with any of the terms and conditions of the AGREEMENT. Upon termination,

LICENSEE shall discontinue use of the SOFTWARE and documentation and return all copies to IP SUPPLIER at LICENSEE’S expense. Both parties shall also have the right to terminate this license in the event that the other party (i) terminates or suspends its business or (ii) becomes insolvent or becomes subject to direct control by a trustee, receiver or similar authority.

Without limiting any of the above provisions, in the event of termination as a result of the LICENSEE’s failure to comply with any of its obligations under this license AGREEMENT, the LICENSEE shall continue to be obligated for any payments due. Termination of the license shall be in addition to and not in lieu of any equitable remedies available to IP SUPPLIER.

12.	ENTIRE AGREEMENT. This document is the entire agreement between LICENSEE and IP SUPPLIER concerning the SOFTWARE. This AGREEMENT shall be governed by the Polish law.

13.	GENERAL

(a) No action, regardless of form, arising out of this AGREEMENT may be brought by LICENSEE more than two years after the cause of action has arisen.

(b) If any provision of this AGREEMENT is invalid under any applicable statute or rule of law, it is to that extent to be deemed omitted.

(c) The LICENSEE may not assign or sub-license, without the prior written consent of IP SUPPLIER, its rights,

duties or obligations under this AGREEMENT to other person or entity, in whole or in part.

(d) IP SUPPLIER shall have the right to collect from LICENSEE its reasonable expenses incurred in enforcing this AGREEMENT including attorney’s fees.

(e) The waiver or failure of IP SUPPLIER to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder.

(f) License fee is started in a Purchase Order issued by LICENSEE. Payment is done in advance following date placed below along with LICENSEE signature.

(g) SOFTWARE is delivered via FTP site to LICENSEE within two (2) days after reception of payment. All hard-copy SOFTWARE deliverables as listed in Schedule 1, are shipped within one week after reception of payment.

ACCEPTED BY:

IP SUPPLIER		LICENSEE

By:	/s/ Tomek Krzyzak	By:	/s/ Martin Fornage

Name:	Tomek Krzyzak	Name:	Martin Fornage

Title:	Vice President	Title:	CTO

Date:	08-May-2007	Date:	08-May-2007